UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2011 (June 29, 2011)
57th Street General Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West 40th Street, Suite 2100	10018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 221-7105
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On June 29, 2011, 57th Street General Acquisition Corp. (the “Company”) issued a press release announcing that NASDAQ has approved the listing of its common stock, warrants and units for trading on the NASDAQ Capital Market effective June 30, 2011. The Company’s common stock, warrants and units will trade under the current symbols “CRMB”, “CRMBW” and “CRMBU”, respectively. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press Release, June 29, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 29, 2011	57TH STREET GENERAL ACQUISITION CORP.
	By:	/s/ Jason Bauer
		Name:	Jason Bauer
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, June 29, 2011.

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